SUPPLEMENT DATED APRIL 1, 2005

TO

PROSPECTUS DATED APRIL 30, 2004

FOR

FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

The Board of Scudder VIT EAFE(R) Equity Index Fund (the "Fund") has voted to terminate and liquidate the Fund, effective on or about July 25, 2005. Effective immediately, you may transfer your investment in the above Funds to any other investment options available under your Policy. Any such transfer will not count against the number of free transfers permitted in one Policy Year. On the date of liquidation, if you still have an investment in the above Fund, your investment will be transferred to the Sun Capital Money Market Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.